SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  March 31, 2000

                                   EQUORUMNET
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             (Exact Name of Registrant as Specified in its Charter)

Nevada                              000-27583                         88-0431508
------                                                                ----------
(State  of  Other  Jurisdiction     (Commission              (IRS Employer
of  Incorporation)                  File  Number)            Identification No.)

301  W.  Armour  #1000,  Kansas  City,  MO                64111
------------------------------------------                -----
(Address  of  Principal  Executive  Office)               (Zip  Code)

Registrant's  telephone  number,  including area code     877-603-4382
                                                          ------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.  OTHER  EVENTS

               The Board of Directors of eQuorumNet has changed its principal place of business to 301 W. Armour Suite 1000, Kansas City, MO 64111. This office space is being provided to eQuorumNet by business associates free of charge while the President, Richard Hung, is conducting business overseas.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                EQUORUMNET
                                                (Registrant)

Date:  March  31,  2000                         By:  /s/  Richard  Hung
                                                -----------------------
                                                Richard Hung, President


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